Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Acquires Platform Company in Oklahoma
Transaction Adds Eight Hot-Mix Asphalt Plants Serving Oklahoma and Northern Texas
DOTHAN, AL, January 3, 2025 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired Overland Corporation (“Overland”), an asphalt manufacturing and paving company headquartered in Ardmore, Oklahoma. From its eight hot-mix asphalt plants, Overland provides paving services throughout southern and western Oklahoma and northern Texas on a variety of public, commercial and residential projects.

Fred J. (Jule) Smith, III, CPI’s President and Chief Executive Officer, said, “With today’s transaction, we are pleased to enter our eighth state and to welcome Overland Corporation to the CPI family of companies. Under the leadership of its founder and owner, Reggie Sullivan, Overland has grown to become one of the top infrastructure contractors in Oklahoma and is well-positioned to benefit from the strong asphalt markets in Oklahoma and northern Texas as the Dallas metro area continues to expand northward. We have known and respected Darren Ratajski, Overland’s president, for many years, and we are excited to support the Overland team as they execute on numerous organic and acquisitive growth opportunities in their local markets. This acquisition is an ideal fit from a cultural and operational perspective and is consistent with our strategy of reducing CPI’s leverage ratio to approximately 2.5x in the next four to six quarters to support sustained, profitable growth.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600